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                                                                   EXHIBIT 10.28


                           NOTE AND SECURITY AGREEMENT
                  [Corporate Debtor with Individual Guarantors]

Note #079-21846-000
$1,000,000.00                                             Date: October 28, 1997

         This Note and Security Agreement is entered into by, and among PIC Resources, a Texas corporation and ATN Communications, Inc., a Delaware corporation, ("Debtors"), Priority International Communications, Inc. ("Guarantor"), and Berthel Fisher & Company Leasing, Inc., an Iowa corporation, 100 Second Street SE, Cedar Rapids, Iowa ("Lender").

                                    RECITALS

         A. Debtor has requested that Lender provide Debtor with a working capital loan.

         B.       The Guarantor derives benefit from Debtor's operations.

         C. Debtor and the Guarantor each individually perceive substantial business advantage from the transactions contemplated by this Note and Security Agreement;

         D. Lender has, as a condition to making the Loan to Debtor required that Debtor and the Guarantor each participate and that the parties execute and deliver this Note and Security Agreement.

The parties agree:

         1.       Definitions.

         "Equipment" means certain equipment specified on Schedule A attached hereto.

         "Obligations" shall mean (a) the unpaid principal amount of, and accrued interest on, the loan to Debtor evidenced by this Note and Security Agreement and (b) all other indebtedness, obligations, and liabilities of Debtor to Lender, now existing or hereafter incurred under, arising out of, or in connection with this Note and Security Agreement, whether for principal interest, fees, expenses or otherwise.

         2. Payments. Debtor promises to pay to the order of Lender or its assignee the principal sum of One Million Dollars ($1,000,000.00) with interest at the rate of fourteen and one half percent (14.5%) per annum on the unpaid balance remaining from time to time. The unpaid is based upon a 360 day year. The principal and interest shall be paid in 60 equal monthly installments of $23,528.28 beginning December 1, 1997 and each month thereafter for the remaining term of the Note. All accrued interest and principal shall be due and payable on November 1, 2002.

         Debtor acknowledges and agrees that (i) all costs, expenses and liabilities in connection with its operations shall be borne by Debtor, (ii) Debtor's obligation to pay Lender all amounts due is absolute and unconditional, and (iii) Debtor shall not be entitled to any abatement, reduction, set-off, or counterclaim.



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         If the payment is not received by Lender within ten (10) days of the due date, Debtor agrees to pay Lender an amount equal to five percent (5%) (or the maximum amount provided by law if five percent is in excess of the amount Lender is entitled to receive under and applicable law) of the monthly payment amount.

         All payments called for under this Note and Security Agreement to be made to Lender shall be made as designated by Lender or Lender's assignee.

         Each such payment shall be applied first to interest due on the unpaid principal and the remainder in reduction of the principal.

         It is agreed that in no event and under no circumstances shall any amount paid by the Debtor to Lender exceed the highest lawful rate permissible, under applicable law. If in any circumstances whatsoever, it is determined that performance under this Note and Security Agreement shall result in payment of interest in excess of that allowed by applicable law, then such excess interest collected shall not be applied to the payment of interest and interest shall be at the highest rate allowed by applicable law.

         In the event of default and acceleration or in the event Debtor prepays the Obligations, the amount due upon payment after default or upon prepayment is all late charges and unpaid interest plus unpaid principal plus a three percent fee on the amount of unpaid principal.

         3. Security Interest. Debtor grants to Lender a security interest in the following described collateral (collectively the "Collateral") to secure the Obligations.

                  (a) All Equipment, attachments and enclosures located as specified on Schedule A attached hereto.

                  (b) All additions, substitutions, repairs, replacements, accessories, accessions, parts and equipment now or hereafter affixed to the Equipment.

                  (c) The proceeds of all insurance polices covering the Collateral and all proceeds of the Collateral.

                  (d) All accounts, instruments, documents, chattel paper, general intangibles and contract rights, now owned or hereafter acquired.

         4. Expenses. Debtor, upon demand, shall pay to Lender all expenses, including, but not limited to, reasonable attorney's fees and legal expenses incurred by Lender in seeking to collect the Obligations or to defend or enforce any of Lender's rights in the Collateral. Such amounts shall be an Obligation under this Note and Security Agreement and if not paid on demand shall bear interest at a default rate of 1 1/2 times the rate specified in paragraph 2.

         5. Representations, Warranties and Covenants. Debtor and Guarantors represent, warrant and agree (which shall survive until the Obligations are paid in full):

                  (a) Corporate Authority. Debtor is duly organized and existing under the laws of the state of its incorporation, is qualified and in good standing in all states in which it is doing business, and the execution and performance of this Note and Security Agreement are within the corporate powers, have been duly authorized and are not in contravention of any



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law or Debtor's charter or any agreement or undertaking of which Debtor is party or by which it is bound.

                  (b) Title to Collateral. Debtor is the owner of the Collateral free and clear of any and all adverse liens, security interest, claims, encumbrances and the like and has full authority to use same as Collateral. Debtor will defend the Collateral against all other persons who, at any time, may claim an interest in it.

                  (c) Outstanding Security Interests. Debtor warrants that there are no outstanding security interests in the Collateral.

                  (d) Negative Pledge. Except for the security interests created hereunder, Debtor agrees that during the term of this Note and Security Agreement and as long as any Obligations are outstanding, Debtor will not grant a security interest in the Collateral to any other person.

                  (e) Adverse Lien. During the term of this Agreement, Debtor will keep the Collateral from any and all adverse liens or encumbrances.

                  (f) Sale of Collateral. Debtor will not sell, offer for sale, transfer or dispose of the Collateral or any interest in the Collateral without the prior written consent of Lender or Lender's assignee.

                  (g) Unlawful Uses of Collateral. Debtor will not use or permit any person to use the Collateral in a manner prohibited by law, in violation of any insurance policy or in any manner inconsistent with Lender's security interest.

                  (h) Care of Collateral. Debtor agrees to maintain the Collateral in good order and repair at all times and will not waste or destroy the Collateral or any part of it. Debtor shall make no material alterations in the Equipment without the prior written consent of Lender or Lender's assignee.

                  (i) Taxes. If Debtor fails to pay any tax or assessment relating to the Collateral as required when due, Lender may, at, its option, pay or discharge same, although it is not required to do so. Any payments made by Lender under this Section shall become the Obligation of Debtor and shall be secured by the Collateral.

                  (j) Insurance. Debtor shall either (i) procure insurance insuring the Collateral against loss through theft, fire or casualty or (ii) may be self-insured, if approved in advance by Lender. If insured, any insurance policy shall name Lender as Loss Payee under the property damage provisions and Additional Named Insured under the liability provisions where applicable and provide evidence of insurance to the Lender and be satisfactory to Lender as to the terms and duration and contain a term to the effect that notice of termination will be sent to Lender at least thirty (30) days prior to any contemplated termination and be delivered to Lender. If Debtor at any time adds insurance covering the Collateral or changes policies, Debtor agrees that the new policies will comply with the terms of this paragraph.

         If self-insured, Debtor warrants and agrees that it will provide proof of any fund or assets which Debtor has established or set aside for the payment of any losses sustained with regard to the Collateral. Debtor continues to bear the entire risk of loss for destruction of or


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damage to the Collateral. If Debtor shall obtain insurance coverage on the
Collateral from an outside insurance company Debtor agrees that the new policies shall comply with the terms of this paragraph.

                  (k) Reports. Debtor shall provide Lender at its address all quarterly reports of Debtor's financial condition and annual financial reports reviewed by an independent certified public accountant or more frequently as requested.

                  (l) Use of Equipment. Debtor will comply with all laws, regulations, and ordinances, and all applicable requirements of the manufacturer of the Equipment, applicable to the physical possession, operation, condition, use and maintenance of the Equipment. Debtor agrees to obtain all permits and licenses necessary for the operation of the Equipment.

                  (m) Corporate Changes. Debtor will not enter into any merger or consolidation or effect any reorganization or recapitalization without the prior written consent of Lender.

         6. Default. It is agreed that the following events shall constitute a default under this Note and Security Agreement:

                  (a) Nonpayment. Any failure of Debtor to pay when due any Obligations secured by this Note and Security Agreement shall constitute a default. This includes, but is not limited to, any failure to pay principal or interest when due, failure to pay taxes, failure to pay insurance and failure to pay delinquent charges.

                  (b) Nonperformance. Any failure of Debtor to perform or observe fully and in any satisfactory manner the terms of any Obligations secured by this Note and Security Agreement shall constitute a default.

                  (c) Warranties and Representations that Prove False. Any warranty or representation made to Lender in order to induce the making of the Loan to Debtor whether made by Debtor, or others on behalf of Debtor, including agents, employees, sureties, guarantors, co-signors and the like, and whether such representations are contained in this agreement or in related materials, such as financial statements, loan applications, supporting documentation and guarantees, or in any financial instrument, such as a promissory note, executed in conjunction with this Note and Security Agreement, if incorrect in any material respect shall operate as a default under this Note and Security Agreement.

                  (d) Levy and Attachments. Seizure, attachment or levy on any property of Debtor whether or not such property is the subject of the security interest created by this Note and Security Agreement, shall operate as a default under this Note and Security Agreement.

                  (e) Insolvency and the Like. It shall operate as a default under this Note and Security Agreement if for any reason Debtor becomes insolvent or Debtor becomes subject to any proceeding under the bankruptcy or insolvency laws, including an assignment for the benefit of creditors or Debtor has its property placed under the custody of a receiver or trustee.

                  (f) Alteration of Debtor's Operating Conditions. Without Lender's written permission, dissolution or other termination of the existence of Debtor or any forfeiture of its


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right to do business, as well as any merger, consolidation, or the like with another, shall constitute a default under this Note and Security Agreement.

                  (g) Loss or Destruction of Collateral. The theft, loss, destruction, substantial damage to or alteration of the Collateral, whether in whole or in part, shall constitute a default under this Note and Security Agreement.

         7. Acceleration. Upon the occurrence of an event of default or at any other time Lender may deem itself insecure, Lender may, without notice to the Debtor, declare all or any of the Obligations immediately due and payable.

         8.       Rights and Remedies on Default.

                  (a) Code Rights. Upon the occurrence of an event of default, Lender shall have all rights and remedies provided by law, including but not limited to those provided in the Uniform Commercial Code with respect to the Collateral.

                  (b) Right to Possession. Upon the occurrence of an event of default lender shall have the right to take possession of the Collateral.

                  (c) Right to Sell. Upon the occurrence of an event of default lender shall have the right to sell, assign, deliver, encumber or otherwise dispose of any of the Collateral.

                  (d) Notice of Sale. Lender shall give Debtor notice of the time and place of the public sale of the Collateral or of the time after which any private sale or other intended disposition is to be made by sending a notice of such sale to Debtor by regular mail at least ten (10) days before the sale or disposition, which Debtor agrees shall be reasonable notice.

                  (e) Charges. In the event that Collateral is sold or otherwise disposed of, the resale price or return shall be applied in the first instance to the reasonable expenses retaking, holding, preparing for sale or lease, selling, leasing and the like.

                  (f) Attorney's Fees. The proceeds of the disposition may be applied in the first instance to Lender's attorney's fees and legal expenses.

                  (g) Attorney in Fact. Debtor appoints Lender the attorney in fact of Debtor for the purpose of carrying out the provisions of this Note and Security Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable the accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Where allowed by law, Lender shall have the right to execute and file any financing statements on behalf of Debtor to protect its interest in Collateral. Lender shall also have the right to endorse the name of Debtor on any checks, notes or any other instruments for the payment of money, to deposit the same in bank accounts, in either Lender's own name or in the name of Debtor to institute, prosecute, settle or compromise any summary or legal proceedings for the recovery of any of the gross receipts from the operation of the Equipment and to initiate, prosecute, settle or compromise any other proceedings for the protection of the Equipment, for the recovery of any damages done to the Equipment or to defend any legal proceedings brought against Debtor arising out of the operation of the Equipment. Lender, as Debtor's attorney-in-fact, shall also have the right to make claim for,


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receive payment or endorse all documents, checks or drafts for loss or damage or return premium under insurance policies issued on collateral.

         Debtor shall indemnify and hold Lender harmless from any loss, claim of damage to persons or property arising out of Debtor's use, possession or storage of the Equipment.

         9. Reimbursement of Fees. In the event Lender is a party to any litigation affecting the security or the lien of its security interest in the Collateral, including any suit by Lender to close its security interest in the Collateral or any suit in which Lender may be named a party defendant in which it is obligated to protect its right or lien, including bankruptcy proceedings, Lender may incur expenses and advance payments for lien searches, costs, expenses and reasonable attorney's fees, which amount shall be deemed additional Obligations secured by the Collateral.

         10.      Miscellaneous.

                  (a) All rights and remedies of Lender inure to the benefit of its successors, assigns, representatives, receivers and trustees.

                  (b) In the event any provision of this Note and Security Agreement shall be found to be unenforceable in any legal proceeding, the remaining provisions shall remain in force and effect.

                  (c) Prior to Funding this Note, Debtor shall deliver to Lender all documents required by this Note and Security Agreement in a form satisfactory to Lender.

                  (d) This Note and Security Agreement becomes effective when signed and delivered to Lender.

                  (e) Debtor acknowledges receipt of a copy of this Note and Security Agreement.

                  (f) This Note and Security Agreement is and shall be deemed to be binding upon and shall inure to the benefit of the successors and assigns of Lender and Debtor, provided however, Debtor may not, assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender. This Note and Security Agreement may be assigned by Lender without notice to Debtor and the Guarantors, in which event the assignee shall be entitled to exercise all rights and powers but not be chargeable with any obligations or liabilities of Lender hereunder. Assignee may also grant a security interest in the Collateral and this Note and Security Agreement. The Assignee's rights or the rights of the Holder of a security interest in this Note and Security Agreement shall be free from all defenses, set offs and counterclaims which Debtor may be entitled to assert.

                  (g) This Note and Security Agreement is and shall be deemed to be contract entered into and made pursuant to the laws of the State of Iowa and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of said state and any action to enforce, construe, invalidate or modify this Agreement shall be brought in a court of competent jurisdiction in Linn County, Iowa. Debtor waive the right to demand a trial by jury in any action hereunder.



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                  (h) Any demand or notice required or permitted to be given shall be deemed effective when deposited in the United States mail addressed to the party at the address shown or to such other address as may be provided in writing prior to the giving of such notice by the party to be notified.

                  (i) This Note and Security Agreement constitutes the entire agreement among the parties hereto and may not be changed or canceled orally, but only in writing, signed by the party to be charged.

                  (j) Debtor agrees to deliver to Lender its successors and assigns, upon request of Lender, such certificates, acknowledgement, consents, opinions of counsel and any other instruments, all in form and substance satisfactory to Lender, which Lender may, in its sole discretion, determine to be necessary or proper to confirm any or all of the representations and agreements made by Debtor hereunder or to facilitate the assignment by Lender of its right, title and interest in and to the Collateral and this Note and Security Agreement.

         11. Guarantors. Lender has required the participation of the Guarantor as a precondition to making the loan evidenced by this Note and Security Agreement. The Guarantor by the execution of this Note and Security Agreement acknowledge that the obligations of Debtor to Lender are enforceable in accordance with their terms, that such obligations of Debtor to Lender constitute guaranteed obligations of the Guarantor under the corporate guaranty executed by the Guarantor this same date and that the guaranty is in full force and effect, without amendment or defense of any description.




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         Date: As of October 28, 1997


                        PIC Resources Corporation

                              By:
                                 --------------------------------------
                              Title:
                                    -----------------------------------
                        ATN Communications, Inc.

                              By:
                                 --------------------------------------
                              Title:
                                    -----------------------------------

                                     Guarantor:
                                     Priority International Communications, Inc.

                                     By:
                                        ----------------------------------------
                                     Its:
                                        ----------------------------------------

                        Berthel Fisher & Company Leasing, Inc.

                              By:
                                 --------------------------------------
                              Title:
                                    -----------------------------------



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                   CONDITIONAL ASSIGNMENT & SECURITY AGREEMENT


         This conditional Assignment and Security Agreement (hereinafter Agreement) is entered into as of this 28th day of October, 1997, by PIC Resources Corporation and ATN Communications, Inc., (hereinafter "Borrower") and Berthel Fisher & Company Leasing, Inc. (hereinafter BFCL).

         Whereas, BFCL has entered into a Note and Security agreement (the "Note") with PIC Resources Corporation and ATN Communications, Inc., co-borrowers (the "Borrowers"); and

         Whereas Wright desires to assume the Note in the event of a default by the Borrower; and

         Whereas, BFCL desires that Wright assume the Note in the event of a default by the Borrower.

         Now therefore, in consideration of the mutual benefits to be derived by all parties hereto, receipt to which is acknowledged hereto, all parties agree to the following:

         1. The Note, which is identified as Exhibit A is attached to and made a part hereof, will not be assigned, sold, or hypothecated except as a further assigned to Firstar Financial Services. Borrowers do hereby conditionally sell, assign, transfer and set over unto Wright all of right, title, and interest under the Note. Should at any time, during the term of the Note, payments are not made on a timely basis, or there is a default in any other manner, then this Assignment will become a Present Assignment effective immediately. Wright will be notified of the assignment immediately, either by Borrowers or BFCL or both, and all payments due under the Note will be paid directly to BFCL. This Agreement shall stay in effect throughout the entire term of the Note.

         2. a) Borrowers hereby grant, sell, assign, convey, warrant, and mortgage to Wright and gives and agrees that Wright does and shall have a security interest under the Uniform Commercial Code in the following described personal property, which is identified more fully on Schedule A which is attached to Exhibit A and made a part hereof, (hereinafter the "Security"). Further, Borrowers agree to assign to Wright and file the UCC's executed in connection with the Note.

              b) Borrowers warrant that and Borrowers will keep and maintain the Security free and clear of all encumbrances, charges and liens except as herein provided.

              c) Borrowers warrant that the Security will not be moved from the state and country where it is currently located, nor will it be sold or otherwise disposed of with out prior written consent of BFCL and Wright.

              d) Borrowers will either keep and maintain the Security in good order and repair and working condition at all times.

         3. In the event of a default under the Note, BFCL agrees to the assignment of the Note to Wright by the Borrowers and the assumption of the Note by Wright, and Wright agrees




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to accept the assignment of the Note from the Borrowers and to assume the Note and all its terms and conditions.

         4. This Agreement shall be binding upon all parties and their heirs, successors and assigns.

         5. This Agreement shall be deemed to have been made in Iowa and except for local filing requirements, shall be governed by and construed in accordance with the laws of the state of Iowa.

         In Witness Whereof, all parties hereto have executed this Agreement or caused it to be executed by authorized representatives on the day and date set out above.


BERTHEL FISHER & COMPANY                       ATN COMMUNICATIONS, INC.

LEASING, INC.


By:                                            By:
   --------------------------                     ----------------------------

Its:                                           Its:
    -------------------------                      ---------------------------


PIC RESOURCES CORPORATION                               WAYNE WRIGHT


By:
   --------------------------                       ------------------------

Its:
    -------------------------


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                                  SCHEDULE "A"


Schedule attached to and made a part of that Note and Security Agreement dated the 28th day of October, 1997, between the undersigned Debtor and Berthel Fisher & Company Leasing, Inc.


--------------------------------------------------------------------------------
Quantity/Manufacturer-Description

7       Cabinet Harris 20/20 Switching System w/ Protocol P2000 operating system
Switch#1      1,920 ports and 80 T's
Switch#2      1,200 ports and 50 Ts

Protocol system provides fully digital operator services center w/3,120 digital channels 48 automated channel 50 live channels (existing capacity of 1,000,000 + minutes per month)

35 complete operator center stations equipped w/ 386/586 PCs and auxilary equipment

22 fully furnished offices w/work stations

Plus all trade accounts receivable, now owned and hereafter aquired


--------------------------------------------------------------------------------

This schedule is hereby verified as correct by the undersigned Debtor, who acknowledges receipt thereof.

         BORROWERS:  PIC RESOURCES CORP.

         BY:
            --------------------------------------------------------------
           (AUTHORIZED SIGNATURE & TITLE)


         ATN COMMUNICATIONS, INC.

         BY:
            --------------------------------------------------------------
           (AUTHORIZED SIGNATURE & TITLE)


UCC FILING:
THE EQUIPMENT DESCRIBED ON THIS SCHEDULE "A" IS THE SUBJECT OF A NOTE, AND THIS FINANCING STATEMENT IS FILED FOR INFORMATIONAL PURPOSES. IF THE NOTE IS DEEMED TO BE A NOTE INTENDED AS SECURITY, THEN THIS FINANCING STATEMENT IS FILED TO PERFECT A PURCHASE MONEY SECURITY INTEREST.